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                                                                   EXHIBIT 23.4

                            [LOGO AND LETTERHEAD OF
                          BAXTER FENTRISS AND COMPANY]


                     Consent of Baxter Fentriss and Company

We consent to the inclusion of our Fairness Opinion issued to First Commercial Bank, Inc. in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".



                                  /s/Baxter Fentriss and Company
                                  BAXTER FENTRISS AND COMPANY


Richmond, Virginia
July 3, 1995